UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2014
ENZON PHARMACEUTICALS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)
20 Kingsbridge Road, Piscataway, New Jersey (Address of principal executive offices)		08854 (Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 25, 2014, Enzon Pharmaceuticals, Inc. (the “Company”) received a letter from the Listing Qualifications staff of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Staff has determined that for the last 10 consecutive business days, from June 10, 2014 to June 23, 2014, the closing bid price of the Company’s common stock has been at $1.00 per share or greater and, accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: July 15, 2014	By:	/s/ George W. Hebard III
Name: George W. Hebard III
Title: Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary